PROJECT PROFILE
Two Towers East Moline, IL

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance a transformative $49.0 million endeavor to revitalize four public housing properties in East Moline, IL. The properties include two high-rise buildings, three two-story townhome buildings, and one three-story walk-up building all within a three-mile radius. Totaling 239 units, these properties are in need of substantial rehabilitation to bring units up to code and to align with Americans with Disabilities Act requirements.

Improvements to units across all four properties will include new flooring, kitchen cabinets and appliances, and bathroom fixtures and accessories. Notably, Warren Towers, the largest of the properties with 110 units built in 1980, will receive new exterior cladding, replacement of parking areas, and improved road access. This initiative represents a vital step towards fostering equitable, sustainable, and modernized housing solutions for the East Moline community.

HIT ROLE	The HIT will invest $18.9 million in long- and short-term, tax-exempt Illinois Housing Development Authority (IHDA) bonds. This commitment represents the HIT’s 121st investment in Illinois.

SOCIAL IMPACT

In addition to the jobs and impacts outlined below, all 239 units will be reserved for households at or below 60% of the area median income, with 51 units restricted for those at or below 30%. Furthermore, the project is designed to meet federal, state, and local sustainability standards, earning the "Two Green Globes" certification.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $18.9 Million	Total Development Cost $49.0 Million	239 Units (100% affordable)	231,900 Hours of Union ConstructionWork Generated	$9.2 Million Tax revenue generated	$61.3 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Two Towers – East Moline, IL

“The Tri-City Building and Construction Trades Council is excited to work under our area IMPACT Agreement to rehabilitate 239 units of affordable housing across East Moline. These partnerships help create good paying union construction jobs and also rehabilitate much needed affordable housing.”

-Cory Bergfeld

Business Manager/IBEW Local 145

President/Tri-City Building Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling HIT Investor Relations at 202-331-8055. The prospectus should be read carefully before investing.

 8/2024

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www.aflcio-hit.com